UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2007

Advanced Photonix, Inc.
(Exact Name of Registrant as specified in its Charter)

Delaware	1-11056	33-0325836
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation	File Number	Identification No.)

2925 Boardwalk, Ann Arbor, Michigan	48104
(Address of Principal Executive Offices)	(ZIP Code)

Registrant's telephone number, including area code: (734) 864-5647

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On August 31, 2007, Advanced Photonix, Inc., a Delaware corporation (the “Company”), completed the sale of 608,000 units (“Units”) to a limited number of accredited investors, subject only to receipt of AMEX approval of an additional listing application covering the shares of the Company’s Class A Common Stock, par value $0.001 per share (“Common Stock”) issued in connection with the offering. Each Unit offered consists of four (4) shares of the Company’s Common Stock and one (1) warrant exercisable for one share of Common Stock. The aggregate purchase price paid for the 608,000 Units was $3,691,560. In addition to the third party accredited investors (the “Third Party Investors”) who participated in the offering, Robin F. Risser, the Company’s Chief Financial Officer and a Director of the Company, and Steven Williamson, the Company’s Chief Technology Officer (the “Insiders,” and together with the Third Party Investors, the “Investors”) also purchased Units in the offering.

In connection with the offering, on August 31, 2007, the Company entered into subscription agreements with the Third Party Investors as identified on the signature pages thereto (the “Third Party Subscription Agreement”), pursuant to which the Investors agreed to pay a per Unit price equal to the fair market value of the Company’s Common Stock at the closing, provided the price would be no less than $5.72 per Unit or greater than $6.00 per Unit. On August 31, 2007, the Company also entered into subscription agreements with the Insiders (the “Insider Subscription Agreement”), pursuant to which the Insiders agreed to pay a per Unit price equal to four (4) times the fair market value of the Company’s Common Stock at closing, which resulted in a per Unit price of $7.32 based on the Common Stock fair market value closing price of $1.83.

The total number of shares of Common Stock issued was 2,432,000 (the “Offering Shares”) and the total number of warrants issued was 608,000 (the “Warrants”) exercisable into 608,000 shares of Common Stock (the “Underlying Shares”) at an exercise price of $1.85 per share (as further described in the 2007 Series Warrant to Purchase Class A Common Stock). The Warrants expire on the fifth anniversary of the date of grant. In addition, the Insiders executed a side letter which limited the anti-dilution adjustment of the exercise price under the 2007 Series Warrants to $1.83 (the fair market value of the Company’s Common Stock at closing of the offering) (the “Side Letter 1”). The cash proceeds from the offering are expected to provide a portion of the funds required to discharge in full the indebtedness under the Company’s outstanding convertible notes. The balance of the funds, if any (including any balance resulting if a portion of the notes are converted), is to be used to pay down additional debt or for working capital and other general corporate purposes.

The offer and sale of the Offering Shares and Warrants by the Company to the Investors have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission (the “Commission”) or an applicable exemption from the registration requirements. The Registration Rights Agreement between the Company and the Investors provides that the Company will file a registration statement (the “Registration Statement”) with the Commission covering the resale of the Offering Shares and the Underlying Shares on or before December 7, 2007 (the “Filing Deadline”) and will use commercially reasonable efforts to have the Registration Statement declared effective within 120 days after the Filing Deadline. In connection with the Registration Rights Agreement, the Insiders have executed a side letter (the “Side Letter 2”) which in certain circumstances releases the Company from its obligation to register the Offering Shares and the Underlying Shares.

This Form 8-K, including the descriptions of the terms and conditions of the agreements described above, is qualified in its entirety by reference to the (a) Third Party Subscription Agreement, (b) Insider Subscription Agreement (c) Form of 2007 Series Warrant to Purchase Class A Common Stock, (d) the Registration Rights Agreement (e) Side Letter 1 and (f) Side Letter 2, which are furnished as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 hereto, respectively, and incorporated herein by reference. See also Items 3.02 and 9.01. The information in Items 3.02 and 9.01 of this report is incorporated in this Item 1.01 by reference.

Item 3.02.  Unregistered Sales of Equity Securities

As disclosed in Item 1.01 above, on August 31, 2007, the Company entered into Subscription Agreements with the Investors pursuant to which the Investors have agreed to purchase the Offering Shares and the Warrants for an aggregate purchase price of $3,691,560. The offer and sale of the Offering Shares and Warrants is being made pursuant to Rule 506 promulgated pursuant to the Securities Act since each of the Investors is an “accredited investor” as defined by Rule 501 promulgated pursuant to the Securities Act. The sale to the Investors was completed in escrow on August 31, 2007, subject only to receipt of AMEX approval of the Company’s additional listing application covering the Offering Shares and the Underlying Shares. AMEX approved the Company’s additional listing application on September 6, 2007.

This Form 8-K is qualified in its entirety by reference to the (a) Third Party Subscription Agreement, (b) Insider Subscription Agreement (c) Form of 2007 Series Warrant to Purchase Class A Common Stock, (d) the Registration Rights Agreements (e) Side Letter 1 and (f) Side Letter 2, which are furnished as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 hereto, respectively, and incorporated herein by reference. See also Items 1.01 and 9.01 of this report. The information in Items 1.01 and 9.01 of this report is incorporated in this Item 3.02 by reference.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits:

Exhibit Number	Exhibit
10.1	Form of Third Party Subscription Agreement, dated August 31, 2007.
10.2	Form of Insiders Subscription Agreement, dated August 31, 2007.
10.3	Form of 2007 Series Warrant to Purchase Class A Common Stock, dated August 31, 2007.
10.4	Form of Registration Rights Agreement, dated August 31, 2007.
10.5	Insider Side Letter regarding the Warrant Exercise Price, dated August 31, 2007.
10.6	Insider Side Letter regarding the Registration Rights Agreement, dated August 31, 2007.
99.1	Press Release, dated September 6, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADVANCED PHOTONIX, INC.

By:	/s/ Richard D. Kurtz
Richard D. Kurtz, Chief Executive Officer & President

Dated: September 7, 2007